UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 19, 2007
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51663	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9801 Anderson Mill Road, Suite 230, Austin, Texas	78750
(Address of principal executive offices)	(Zip Code)

(512) 828-6980
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS
Item	Description
7.01	Regulation FD Disclosure.
9.01	Financial Statements and Exhibits.

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SECTION 7 - REGULATION FD DISCLOSURE

Item 7.01         Regulation FD Disclosure

On October 19, 2007, Uranium Energy Corp. (the "Company") issued a press release entitled "Uranium Energy Corp. Addresses Canadian Technical Information Disclosure with the British Columbia Securities Commission." This press release is attached as Exhibit 99.1 to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01         Financial Statements and Exhibits

(a)        Financial Statements of Business Acquired.

Not applicable.

(b)        Pro forma Financial Information.

Not applicable.

(c)        Shell Company Transaction.

Not applicable.

(d)        Exhibits.

Submitted herewith:
Exhibit	Description
99.1	Press Release dated October 19, 2007, entitled "Uranium Energy Corp. Addresses Canadian Technical Information Disclosure with the British Columbia Securities Commission".

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: October 19, 2007.	By: "Amir Adnani" Name: Amir Adnani Title: President, Chief Executive Officer, Principal Executive Officer and a director

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